Net Income Per Common Share	12 Months Ended
Jan. 31, 2012
Net Income Per Common Share [Abstract]
Net Income Per Common Share

Note 2. Net Income Per Common Share

Basic income per common share from continuing operations attributable to Walmart is based on the weighted-average common shares outstanding. Diluted income per common share from continuing operations attributable to Walmart is based on the weighted-average number of outstanding common shares adjusted for the dilutive effect of stock options and other share-based awards. The Company had approximately 1 million, 4 million and 5 million stock options outstanding at January 31, 2012, 2011 and 2010, respectively, which were not included in the diluted income per common share from continuing operations attributable to Walmart calculation because their effect would be antidilutive.

The following table provides a reconciliation of the numerators and denominators used to determine basic and diluted income per common share from continuing operations attributable to Walmart:

	Fiscal Years Ended January 31,
(Amounts in millions, except per share data)	2012	2011	2010
Numerator
Income from continuing operations	$16,454	$15,959	$14,962
Less consolidated net income attributable to noncontrolling interest	(688)	(604)	(513)

Income from continuing operations attributable to Walmart	$15,766	$15,355	$14,449

Denominator
Weighted-average common shares outstanding, basic	3,460	3,656	3,866
Dilutive impact of stock options and other share-based awards	14	14	11

Weighted-average common shares outstanding, diluted	3,474	3,670	3,877

Net income per common share from continuing operations attributable to Walmart
Basic	$4.56	$4.20	$3.74
Diluted	$4.54	$4.18	$3.73